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Exhibit 10.1


              WAIVER OF SECTION 2(A) AND EXTENSION OF SECTION 2(B)
                        OF REGISTRATION RIGHTS AGREEMENT


     Reference is hereby made to that certain Registration Rights Agreement (the "Agreement") dated as of December 23, 2004, by and among netGuru, Inc., a Delaware corporation (the "Company") and Laurus Master Fund, Ltd. (the "Purchaser"). All capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

     WHEREAS, the Company sold to Purchaser the Note and the Warrant pursuant to a Securities Purchase Agreement dated December 23, 2004, for an aggregate purchase price of $1,000,000;

     WHEREAS, pursuant to Section 2(a) of the Agreement, the Company covenants and agrees that on or prior to the Filing Date the Company shall prepare and file with the Commission a Registration statement covering the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415;

     WHEREAS, pursuant to section 2(b) of the Agreement, the Company covenants and agrees that if the Registration Statement is not declared effective by the Commission by the Effectiveness Date that such a failure is considered an "Event";

     WHEREAS, pursuant to section 7(f) of the Agreement, any provision of the Agreement may be waived or amended, by consent in writing signed by the Company and the Purchaser;

     WHEREAS, the undersigned Purchaser and the Company desires to amend and restate in its entirety the definition of "Effectiveness Date" in section 1 of the Agreement to read as follows:

     "EFFECTIVENSS DATE" means (i) with respect to the initial Registration statement required to be filed hereunder, September 1, 2005 and (ii) with respect to each additional Registration Statement required to be filed hereunder, a date no later than thirty (30) days following the applicable Filing Date (the "New Effectiveness Date").

     NOW THEREFORE, in accordance with Section 7(f) of the Agreement, the Company and the Purchaser hereby waive section 2(a) of the Agreement as to having the Registration statement prepared and filed with the Commission a Registration statement covering the Registrable Securities by the Filing Date; and

     RESOLVED FURTHER, the Company and the Purchaser hereby agree to amend and restate the Effectiveness Date to read as the New Effectiveness Date so there is not an Event as defined in Section 2(b) as of the date of this Agreement.

     RESOLVED FURTHER, in accordance with Section 2(b) of the Agreement, the Company agrees to pay the Purchaser $10,000 in cash as liquidated damages and not as a penalty for the delay in the Registration Statement being declared effective by the Commission.

     This Waiver may be signed in counterparts, which together shall be deemed to constitute one instrument.

     IN WITNESS WHEREOF, the undersigned Investors have executed this Waiver effective this 28th day of June 2005.

PURCHASER                                       COMPANY

Laurus Master Fund, Ltd.                        netGuru, Inc.

/s/ Eugene Grin                                 /s/ Bruce Nelson
EUGENE GRIN                                     BRUCE NELSON
Title: Director                                 Title: Chief Financial Officer